Exhibit 10.9

FIRST AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 30, 2004 (the “First Amendment”), is by and among TOTAL LOGISTIC CONTROL, LLC, a Delaware limited liability company (the “Borrower”), the several lenders identified on the signature pages hereto and such other lenders as may from time to time become a party hereto (the “Lenders”), and U.S. BANK NATIONAL ASSOCIATION f/k/a Firstar Bank, N.A., as agent for the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of June 8, 2001 (the “Credit Agreement”);

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth below, and the Agent and the Lenders are willing to amend the Credit Agreement as set forth below, subject to the terms and conditions set forth below;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

2. Amendments to Credit Agreement. The Credit Agreement is amended as follows:

2.1 The penultimate sentence in the definition of “Applicable Percentage” is deleted in its entirety and replaced by the following new sentence:

The initial Applicable Percentages shall be based on pricing level 7 and, notwithstanding the foregoing, the Applicable Percentages for the Interest Determination Dates immediately following the end of the quarters ended September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 shall be based on pricing level 2.

3. Conditions Precedent. This First Amendment shall become effective on the date that the Agent shall have received this First Amendment, duly executed by the Borrower and the Lenders.

4. Representations and Warranties. To induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants to the Agent and to each Lender that as of the date hereof, after giving effect to this First Amendment:

(a) the representations and warranties contained in the Credit Agreement are true and correct; and

(b) no Default or Event of Default has occurred and is continuing.

5. Full Force and Effect. Except as provided herein, all of the terms and conditions set forth in the Credit Agreement, and all additional documents entered into in connection with the Credit Agreement, shall remain unchanged and shall continue in full force and effect as originally set forth, and each of the foregoing is hereby ratified and confirmed in all respects.

6. Binding Effect. This First Amendment shall be binding upon the parties hereto and their respective successors and assigns.

7. Entire Agreement. This First Amendment constitutes the entire agreement among the Borrower, the Lenders and the Agent with respect to the subject matter hereof.

8. Counterparts. This First Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same First Amendment.

9. Governing Law. This First Amendment shall be construed and interpreted according to the internal laws of the State of Wisconsin without giving effect to its conflict of laws provisions.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	TOTAL LOGISTIC CONTROL, LLC

	By:	/s/ Gary R. Sarner
Title: Chairman CEO Total Logistic Control, LLC

LENDERS:	U.S. BANK NATIONAL ASSOCIATION, f/k/a Firstar Bank, N.A., in its capacity as Agent and as a Lender

	By:	/s/ Caroline V. Krider
Title: Vice President and Senior Lender

BANK ONE, NA, f/k/a Bank One, Wisconsin, as a Lender

	By:	/s/ Richard Craig
Title: First Vice President

HARRIS TRUST AND SAVINGS BANK, as a Lender

	By:	/s/ Kirby M. Law
Title: Vice President